PIMCO Variable Insurance Trust


                      Supplement dated January 13, 1998 to
                        Prospectus dated January 1, 1998


     The following information supplements the information appearing under the heading "Management of the Trust" in the accompanying prospectus:

     Effective immediately, the Short-Term Bond, StocksPLUS Growth and Income, and Strategic Balanced Portfolios will be managed by a team led by William H. Gross, Managing Director, PIMCO.